EXHIBIT 10.2

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                            SYSVIEW TECHNOLOGY, INC.

                                     WARRANT

Warrant No. o                         Date of Original Issuance: August __, 2006

         Sysview Technology, Inc., a Delaware corporation (the "COMPANY"), hereby certifies that, for value received, ? or its registered assigns (the "HOLDER"), has the right to purchase from the Company up to a total of ? shares of common stock, $0.001 par value per share (the "COMMON STOCK"), of the Company (each such share, a "WARRANT SHARE" and all such shares, the "WARRANT SHARES") at an exercise price equal to $1.50 per share (as adjusted from time to time as provided in Section 8, the "EXERCISE PRICE"), at any time and from time to time from and after the date hereof and through and including August __, 2009 (the "EXPIRATION DATE"), and subject to the following terms and conditions. The Warrant Shares possess certain registration rights pursuant to that certain Registration Rights Agreement, dated as of August __, 2006, by and between the Company and the investors signatory thereto (the "REGISTRATION RIGHTS AGREEMENT").

         1. REGISTRATION OF WARRANT. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "WARRANT REGISTER"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.


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

         2. REGISTRATION OF TRANSFERS. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company's transfer agent or to the Company at its address specified herein. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "NEW WARRANT"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

         3. EXERCISE AND DURATION OF WARRANTS.

                  (a) This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date. At 11:59 p.m., Eastern Time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

                  (b) If on any date after the effectiveness of the initial Registration Statement (as defined below), the closing price of the Common Stock, as quoted on the OTC, any stock exchange, market or trading facility on which the Common Stock is then listed, for 20 consecutive trading days equals at least $3.00 (subject to adjustment in the event of any subdivision, combination or reclassification affecting the Common Stock), the Company shall have the right, at its option and upon 30 days written notice to the Holder, to terminate this Warrant; provided that (i) the Holder shall have the right to exercise this Warrant pursuant to Section 3(a) at any time prior to the termination of the 30-day notice period, and (ii) the Registration Statement shall be effective at all times during such 30-day notice period, except if Holder may sell all Warrant Shares covered hereby pursuant to Rule 144(k) of the Securities Act. Upon such termination, the Holder shall have no further rights hereunder.

                  (c) At any time after August __, 2007 that a Registration Statement (as defined in the Registration Rights Agreement) covering the resale of the Warrant Shares is not effective or is suspended, or that the related Prospectus (as defined in the Registration Rights Agreement) is outdated, defective or requires a supplement or amendment for any reason, including upon the occurrence of any event contemplated by Section 6(e) of the Registration Rights Agreement, the Holder may, at its option during such time, elect to pay some or all of the Exercise Price payable upon an exercise of this Warrant by canceling a portion of this Warrant exercisable for such number of Warrant Shares as is determined by dividing (i) the total Exercise Price payable in respect of the number of Warrant Shares being purchased upon such exercise by
(ii) the excess of the Fair Market Value per share of Common Stock as of the effective date of exercise, as determined pursuant to Section 3(d) below (the "Exercise Date") over the Exercise Price per share. If the Holder wishes to exercise this Warrant pursuant to this method of payment with respect to the maximum number of Warrant Shares purchasable pursuant to this method, then the number of Warrant Shares so purchasable shall be equal to the total number of Warrant Shares, minus the product obtained by multiplying (x) the total number of Warrant Shares by (y) a fraction, the numerator of which shall be the Exercise Price per share and the denominator of which shall be the Fair Market Value per share of Common Stock as of the Exercise Date.


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


                  (d) For purposes of this Warrant, "Fair Market Value" shall mean, on any day:

                           (i) the closing price of the Common Stock on a
national securities exchange or as quoted on the Nasdaq National Market or the Nasdaq SmallCap Market on such day, as reported by the Wall Street Journal; or

                           (ii) if the Common Stock is quoted on the Nasdaq
National Market or the Nasdaq SmallCap Market but no sale occurs on such day, the average of the closing bid and asked prices of the Common Stock on the Nasdaq National Market or the Nasdaq SmallCap Market on such day, as reported by the Wall Street Journal; or

                           (iii) if the Common Stock is not so listed or quoted,
the average of the closing bid and asked prices of the Common Stock in the U.S. over-the-counter market; or

                           (iv) if no such trading market is readily available,
the fair market value of the Common Stock as determined in good faith and certified by a majority of the members of the Board of Directors of the Company.

         4. DELIVERY OF WARRANT SHARES.

                  (a) Upon delivery of the Form of Election to Purchase to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth in Section 14 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three trading days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise free of all restrictive or other legends, other than as required under Section 4(d). Notwithstanding, at any time when there is an effective Registration Statement, certificates for Warrant Shares shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (DWAC) system, if the Company's transfer agent is a participant in such system. The Company agrees to cause its transfer agent to be a participant in such system (or engage a new transfer agent which is a participant in such system) within 60 days after the date hereof. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

                  A "DATE OF EXERCISE" means the date on which the Holder shall have delivered to the Company (i) the Form of Election to Purchase attached hereto (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.

                  (b) If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares issuable upon an exercise by the third trading day after the Date of Exercise, then the Holder will have the right to rescind such exercise.

                  (c) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof. If the Company breaches its obligations under this Warrant, then, in addition to any other liabilities the Company may have hereunder and under applicable law, the Company shall pay or reimburse the Holder on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses).

                  (d) Transfer Restrictions.

                           (i) This Warrant and the Warrant Shares may only be
disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of this Warrant or any Warrant Shares other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor to obtain an opinion of counsel reasonably acceptable to the Company to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company, without requiring a legal opinion as described in the immediately preceding sentence, hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of this Warrant and the Warrant Shares by the Holder to an Affiliate (as defined in Rule 405 under the Securities Act) of the Holder or to one or more funds or managed accounts under common management with such Holder, and any transfer among any such Affiliates or one or more funds or managed accounts, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Warrant and the Warrant Shares solely for investment purposes (subject to the qualifications hereof).

                           (ii) Warrant Shares issued while there is not an
effective registration statement covering the resale by the Holder of the Warrant Shares (a "REGISTRATION STATEMENT") or while the Holder may not resell such Warrant Shares pursuant to Rule 144(k) under the Securities Act shall be issued with the following legend:

                           THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE
SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. HOWEVER, THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                           (iii) Notwithstanding anything to the contrary
contained herein, Warrant Shares issued when there is an effective Registration Statement, or at a time when the Holder may resell such Warrant Shares under Rule 144(k) under the Securities Act, or when such legend is not required under the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Securities and Exchange Commission) shall be issued free of all restrictions and other legends. The Company agrees that following the date on which a Registration Statement is first declared effective by the Securities and Exchange Commission and the date on which Warrant Shares may be resold under 144(k), it will, no later than five trading days following the delivery by a Holder to the Company of a certificate or certificates representing any Warrant Shares issued with a restrictive legend, deliver to such Holder certificates representing such Warrant Shares which shall be free from all restrictive legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

         5. CHARGES, TAXES AND EXPENSES. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

         6. REPLACEMENT OF WARRANT. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

         7. RESERVATION OF WARRANT SHARES. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 8). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

         8. CERTAIN ADJUSTMENTS. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 8.

                  (a) STOCK DIVIDENDS AND SPLITS. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

                  (b) PRO RATA DISTRIBUTIONS. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "DISTRIBUTED PROPERTY"), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted (effective on such record date) to equal the product of such Exercise Price times a fraction of which the denominator shall be such Exercise Price and of which the numerator shall be such Exercise Price less the then fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, as determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company (an "APPRAISER"). In such event, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case such fair market value shall be deemed to equal the average of the values determined by each of the Appraiser and such appraiser. As an alternative to the foregoing adjustment to the Exercise Price, at the request of the Holder delivered before the 90th day after such record date, the Company will deliver to such Holder, within five trading days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Warrant Shares for which this Warrant could have been exercised immediately prior to such record date.

                  (c) SUBSEQUENT SALES. If the Company at any time prior to the Effectiveness Date shall sell shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share (or having a conversion price per share, if a security convertible into Common Stock) which is less than $1.50, then the Warrant Exercise Price shall be reduced to equal the lower offering price. Notwithstanding anything to the contrary herein, the provisions of this Section 8(c) shall not apply to any such securities issued or to be issued pursuant to: (i) employees, consultants, officers or directors of the Company pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the Board of Directors; (ii) the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all of the assets or other reorganization whereby the Company will own more than fifty (50%) of the voting power of such business segment of any such entity; (iii) vendors or customers or to other persons in similar commercial situations with the Company if such issuance is approved by the Board of Directors; (iv) corporate partnering transactions on terms approved by the Board of Directors; (v) the terms of any of the Company's preferred stock, warrants or other convertible securities outstanding on the date hereof; (vi) borrowings, direct or indirect, from financial institutions regularly engaged in the business of lending money, whether or not presently authorized which include an equity component which is not a major component of such borrowing; (vii) a merger, consolidation, reorganization, recapitalization, sale of assets, stock purchase, contribution or other similar transaction that involves the Company, on the one hand, and any corporation or other entity that controls, directly or indirectly, the Company, on the other hand; or (viii) other non-cash transactions.

                  (d) FUNDAMENTAL TRANSACTIONS. If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "FUNDAMENTAL TRANSACTION"), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "ALTERNATE CONSIDERATION"). The aggregate Exercise Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental

Transaction. In addition, at the Holder's request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is affected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph
(c) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Warrant from the Holder for a purchase price, payable in cash within five trading days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the date of such request. As used in this Warrant, "CHANGE OF CONTROL" means the occurrence of any of (i) an acquisition after the date hereof by any Person or "GROUP" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of more than one-third of the voting rights or equity interests in the Company,
(ii) a replacement of more than one-half of the members of the Company's board of directors that is not approved by those individuals who are member of the board of directors on the date hereof in one or a series of related transactions, (iii) a merger or consolidation of the Company or any subsidiary or a sale of more than one-third of the assets of the Company in one or a series of related transactions, unless following such transactions or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least two-thirds of the voting rights and equity interests in of the surviving entity or acquirer of such assets, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

                  (e) NUMBER OF WARRANT SHARES. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a), (b) or (c) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment. Notwithstanding the foregoing, no adjustment will be made under this Section 8 in respect of any grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, restricted stock plan or stock purchase plan.

                  (f) CALCULATIONS. All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                  (g) NOTICE OF ADJUSTMENTS. Upon the occurrence of each adjustment pursuant to this Section 8, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's transfer agent.

                  (h) NOTICE OF CORPORATE EVENTS. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice. Until the exercise of this Warrant or any portion of this Warrant, the Holder shall not have nor exercise any rights by virtue hereof as a stockholder of the Company (including without limitation the right to notification of stockholder meetings or the right to receive any notice or other communication concerning the business and affairs of the Company other than as provided in this Section 8(h)).

                  (i) PAYMENT OF EXERCISE PRICE. Except as otherwise provided in
Section 3(c), the Holder shall pay the Exercise Price in cash, by certified or bank check, or by wire transfer of immediately available funds, in lawful money of the United States.

         9. LIMITATION ON EXERCISE. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates under Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. The restrictions set forth in this Section 9 shall not apply in determining the consideration and the number of shares or other securities, and other property to which Holder may be entitled upon any adjustment or event contemplated in Section 8 of this Warrant.

         10. NO FRACTIONAL SHARES. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would, otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one Warrant Share as reported on the OTC, any stock exchange, market or trading facility on which the Common Stock is then listed on the date of exercise.

         11. EXCHANGE ACT FILINGS. The Holder agrees and acknowledges that it shall have sole responsibility for making any applicable filings with the Securities and Exchange Commission pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, as a result of its acquisition of this Warrant and the Warrant Shares and any future retention or transfer thereof.

         12. PIGGY-BACK REGISTRATIONS. If at any time during after the Original Issue Date and through the Expiration Date there is not an effective Registration Statement covering all of the Warrant Shares and the Company shall determine to prepare and file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities
Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within twenty (20) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any of the Warrant Shares such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

         13. NOTICES. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section at or prior to 5:00 p.m. (Eastern
Time) on a trading day, (ii) the next trading day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a trading day or later than 5:00 p.m. (Eastern Time) on any trading day, (iii) the trading day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to Sysview Technology, Inc., 1772 Technology Drive, San Jose, California 95110, Facsimile No.: (408) 436-6151, Attn: Chief Executive Officer, or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

         14. WARRANT AGENT. The Company shall serve as warrant agent under this Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

         15. MISCELLANEOUS.

                  (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                  (b) All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

                  (c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                  (d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                            SYSVIEW TECHNOLOGY, INC.


                             By:
                                 -----------------------------------------------
                             Name:
                                   ---------------------------------------------
                             Title:
                                    --------------------------------------------

                          FORM OF ELECTION TO PURCHASE


To Sysview Technology, Inc.:

         In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of common stock ("Common Stock"), $0.001 par value per share, of Sysview Technology, Inc. The undersigned herewith makes payment of $____________, representing the full purchase price for such shares at the Exercise Price provided for in such Warrant, together with any applicable taxes payable by the undersigned pursuant to the Warrant. Such payment takes the form of (check applicable box or boxes):

|_|      $______ in lawful money of the United States; and/or

|_| The cancellation of such portion of the attached Warrant as is exercisable for a total of _____ Warrant Shares (using a Fair Market Value of $_____ per share for purposes of this calculation).

         By its delivery of this Form of Election To Purchase, the Holder represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 9 of this Warrant to which this notice relates.

         The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

                       ---------------------------------
                                     (Name)

                       ---------------------------------

                       ---------------------------------
                                   (Address)

                       ---------------------------------
                                (SSN or Tax ID No.)



                           WARRANT SHARES EXERCISE LOG


------------------------------- ---------------------------- ---------------------------- ----------------------------
             Date                Number of Warrant Shares     Number of Warrant Shares     Number of Warrant Shares
                                 Available to be Exercised            Exercised            Remaining to be Exercised
------------------------------- ---------------------------- ---------------------------- ----------------------------















------------------------------- ---------------------------- ---------------------------- ----------------------------

                               FORM OF ASSIGNMENT

         [To be completed and signed only upon transfer of Warrant]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Sysview Technology, Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Sysview Technology, Inc. with full power of substitution in the premises.

Dated:   _______________, ____


                                      ------------------------------------
                                      (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                                      ------------------------------------
                                      Address of Transferee

                                      ------------------------------------

                                      ------------------------------------



In the presence of:



--------------------------